Exhibit 10.4

Nextracker Inc.

Nextracker LLC

The Rise Fund II BDH, LP

TPG Rise Climate BDH, LP

TPG Rise Climate Flash CI BDH, LP

TPG Rise Flash, L.P.

Yuma Subsidiary, Inc.

Yuma, Inc.

[Delivered via Email]

LETTER AGREEMENT

Reference is made to the Tax Receivable Agreement, dated as of the date hereof (the “Tax Receivable Agreement”), among Nextracker Inc., a Delaware corporation (the “Corporate Taxpayer”), and each of the persons from time to time party thereto. Capitalized terms used in this Agreement (this “Agreement”) but not otherwise defined shall have the meanings ascribed to such terms in the Tax Receivable Agreement.

WHEREAS, the parties to this Agreement (the “Parties”) desire to set forth arrangements (i) for the Corporate Taxpayer to calculate and pay specified amounts to a bank account designated by Yuma, and (ii) for certain other matters in connection with the Spin/Merger.

NOW, THEREFORE, in consideration of the mutual agreement to enter into the Tax Receivable Agreement and this Agreement, the Parties, intending legally to be bound, hereby agree as of the date hereof as follows:

1.	As used in this Agreement, the terms set forth in this Section 1 shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

a.	“Corporate Taxpayer” means the Corporate Taxpayer (as defined in the Tax Receivable Agreement) and any of its successors or assignees obligated to make a payment under the Tax Receivable Agreement.

b.

“Purchase” means the purchase by TPG Rise Flash, L.P. on February 1, 2022 of Series A Preferred Units of the LLC from Yuma pursuant to that certain Preferred Unit Purchase Agreement entered into on February 1, 2022.

c.

“Specified Payment” means 50% of any payment (or portion thereof) otherwise owed by the Corporate Taxpayer to a TPG Party under the Tax Receivable Agreement that is attributable to a Specified Tax Attribute.

d.

“Specified Tax Attribute” means (i) any Blocker Basis Adjustments or Basis Adjustments attributable to the Purchase, and (ii) any Blocker Transferred Basis or Common Basis attributable to the Series A Preferred Units in existence as of February 1, 2022, but in each case determined without regard to (A) any subsequent adjustments to such Tax Attributes as a result of any transfer or other transaction with respect to the relevant LLC Interest (including, for the avoidance of doubt, any Exchange); or (B) any deduction attributable to Imputed Interest or any additional Basis Adjustments attributable to any upward purchase price adjustment, in each case, resulting from payments made by the Corporate Taxpayer to a TPG Party under the Tax Receivable Agreement.

e.	“TPG Parties” means the TPG Parties and any TPG Assignee (each as defined in the Tax Receivable Agreement).

2.

Each TPG Party, the Corporate Taxpayer and Yuma hereby agree that the Corporate Taxpayer shall pay each Specified Payment to a bank account designated to the Corporate Taxpayer in writing by Yuma immediately after the IPO and Yuma Purchase (and from time to time thereafter, as applicable).

a.

In connection with each Tax Benefit Schedule where all or a portion of the associated Tax Benefit Payment constitutes a Specified Payment, or as otherwise requested in writing at any other time by a TPG Party or Yuma, the Corporate Taxpayer shall provide the applicable TPG Party and Yuma a calculation, in reasonable detail, of the Specified Payment for the relevant Taxable Year in addition to any other related information reasonably requested by either party.

b.

The calculation of the Specified Payment is intended to measure the decrease in the liability for taxes of the Corporate Taxpayer from certain Tax Attributes attributable to the Purchase but disregarding any subsequent adjustment to such Tax Attributes as a result of any transfer or other transaction with respect to the relevant LLC Interest. A Tax Attribute shall be considered attributable to the Purchase if such Tax Attribute would have been available as a result of the Purchase without regard to any subsequent adjustment to such Tax Attribute as a result of any transfer or other transaction with respect to the relevant LLC Interest (for the avoidance of doubt, (i) the acquisition by the Corporate Taxpayer of the relevant LLC Interest, either by the Reorganization or an Exchange, shall be taken into account but (ii) any adjustment associated with such acquisition shall be disregarded). For example, the Specified Payment shall take into account the Section 743(b) adjustment attributable to the Purchase and carried over to the Corporate Taxpayer as a result of an Exchange but shall not take into account any incremental Section 743(b) adjustment attributable to such Exchange.

3.

The Parties intend and agree that (i) the Specified Payments shall be treated as paid directly from the Corporate Taxpayer to the beneficiary of the bank account designated under Section 2, and (ii) the Specified Payments attributable to Common Basis or Basis Adjustments (to the extent permitted by law and other than amounts accounted for as interest under the Code) will (A) be treated as subsequent upward purchase price adjustments to Yuma that give rise to further Basis Adjustments to Reference Assets for the Corporate Taxpayer and have the effect of creating additional Basis Adjustments to Reference Assets for the Corporate Taxpayer in the year of payment, and (B) as a result, such additional Basis Adjustments will be incorporated into the calculation in the year of payment and into future year calculations, as appropriate, and give rise to further Tax Benefit Payments to Yuma (or its permitted assignees) pursuant to the Tax Receivable Agreement. The Parties agree to report and cause to be reported for all purposes, including federal, state and local tax purposes and financial reporting purposes, all tax-related items in a manner consistent with the preceding sentence unless otherwise required by law.

4.

The TPG Parties shall, if applicable, examine any IRS ruling, IRS ruling request, tax opinion, associated officer certificate, or any other material delivered in connection with the foregoing related to the Spin/Merger (collectively, the “Tax Materials”) and confirm whether or not, to the best knowledge of such TPG Parties, any facts presented therein, to the extent descriptive of or otherwise relating to a TPG Party or an Affiliate of a TPG Party, were or will be, at the time presented and from such time until and including date of the Spin/Merger, true, correct, and complete in all material respects; provided, further, that Yuma (or, after the Spin/Merger Payment Date, an Affiliate of Yuma designated by Yuma prior to the Spin/Merger Payment Date that is reasonably acceptable to the TPG Parties) shall reimburse the TPG Parties for any reasonable out-of-pocket costs and expenses incurred in connection with any specific request made by Flex in writing that is outside the scope of examining the Tax Materials and making the representations contemplated by this Section 4.

5.

This Agreement shall be treated as part of the Tax Receivable Agreement and construed in connection with the Tax Receivable Agreement and all terms, conditions and covenants contained in the Tax Receivable Agreement are hereby ratified and shall be and remain in full force and effect. Except as otherwise specified in this Agreement, the provisions of the Tax Receivable Agreement shall be applied mutatis mutandis to the calculation and payment of the Specified Payment and the other matters related thereto. For the avoidance of doubt, the Specified Payment shall not be paid on terms that are disproportionately more or less favorable than those terms applied to other payments under the Tax Receivable Agreement. It is intended that the provisions of this Agreement and the Tax Receivable Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement or the Tax Receivable Agreement. The provisions of this Agreement and the Tax Receivable Agreement shall be construed in the appropriate manner to ensure such intentions of this Section 5 are realized.

6.

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile or email transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

7.

This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.

This Agreement, and all rights and remedies in connection herewith, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict-of-laws rule or principle (whether under the laws of Delaware or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction. If any provision of this Agreement or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected thereby, and such provision will be enforced to the greatest extent permitted by law.

9.

THE PARTIES HERETO VOLUNTARILY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY U.S. DISTRICT COURT OR DELAWARE STATE CHANCERY COURT LOCATED, IN EACH CASE, IN WILMINGTON, DELAWARE, OVER ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY AGREES THAT ALL SUCH CLAIMS IN RESPECT OF SUCH DISPUTE SHALL BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH DISPUTE ARISING OUT OF THIS AGREEMENT BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH PARTY HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT

APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

10.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Parties.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

Nextracker Inc.

By:
Name:
Title:

[Signature Page to Letter Agreement]

Yuma, Inc.

By:
Name:
Title:

Yuma Subsidiary, Inc.

By:
Name:
Title:

[Signature Page to Letter Agreement]

Nextracker LLC

By:
Name:
Title:

[Signature Page to Letter Agreement]

TPG Rise Flash, L.P.

By:
Name:
Title:

The Rise Fund II BDH, LP

By:
Name:
Title:

TPG Rise Climate BDH, LP

By:
Name:
Title:

TPG Rise Climate Flash CI BDH, LP

By:
Name:
Title:

[Signature Page to Letter Agreement]